UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2024, TechPrecision Corporation (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it had not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or before November 19, 2024, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended. The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

The Notice indicated that the Company has 60 calendar days, or until January 21, 2025, to submit a plan to regain compliance and that Nasdaq can grant an exception of up to 180 calendar days from the Form 10-Q due date, or until May 19, 2025, to regain compliance.

The Company is actively working with its auditors and advisors and intends to file the Form 10-Q as promptly as possible in order to regain compliance with the Rule within the 60-day period described above, which would eliminate the need for the Company to submit a formal plan to regain compliance. However, if the Company does not submit the Form 10-Q by January 21, 2025, the Company will submit a plan by such date to Nasdaq that outlines, as definitively as possible, the steps the Company will take to promptly file the Form 10-Q and regain compliance. If the Company does not regain compliance within the allotted compliance period, including any exception period that may be granted by Nasdaq after submission of a plan to regain compliance, if applicable, Nasdaq will provide notice that the Company’s common stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the Rule, secure an exception of 180 calendar days from the Form 10-Q’s due date to regain compliance with the Rule, or maintain compliance with other Nasdaq listing requirements described in this Form 8-K.

Item 7.01	Regulation FD Disclosure

On November 22, 2024, the Company issued a press release regarding receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated November 22, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: November 22, 2024	By:	/s/ Richard D. Roomberg
	Name:	Richard D. Roomberg
	Title:	Chief Financial Officer